EXHIBIT 10(a)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information included in the initial filing to the Registration Statement (Form N-4 No. XXX-XXXXX) under the Securities Act of 1933 for Separate Account VA BNY and related Prospectus of Transamerica LibertySM NY Variable Annuity and to the use of our reports: (1) dated April 3, 2013, with respect to the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company, (2) dated April 8, 2013, with respect to the financial statements of the subaccounts of the Separate Account VA BNY, and (3) dated April 15, 2013, with respect to the financial statements of the subaccounts of the Separate Account VA WNY.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 15, 2013